(a)(1)(B)
THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THIS LETTER OF TRANSMITTAL IS FOR USE IN ACCEPTING THE OFFER BY BARRICK GOLD CORPORATION TO PURCHASE ALL OUTSTANDING COMMON SHARES (INCLUDING THE ASSOCIATED SRP RIGHTS ISSUED UNDER THE SHAREHOLDER RIGHTS PLAN) OF NOVAGOLD RESOURCES INC.
LETTER OF TRANSMITTAL
For Deposit of Common Shares
(together with the associated SRP Rights issued
under the Shareholder Rights Plan)
of
NOVAGOLD RESOURCES INC.
Under the Offer dated August 4, 2006 made by
BARRICK GOLD CORPORATION
USE THIS LETTER OF TRANSMITTAL IF:

1.	YOU ARE DEPOSITING COMMON SHARE CERTIFICATE(S); OR

2.	YOU ARE FOLLOWING PROCEDURES FOR BOOK-ENTRY TRANSFER WITH DTC AND DO NOT HAVE AN AGENT’S MESSAGE; OR

3.	YOU PREVIOUSLY DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY.
THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 6:00 P.M. (TORONTO TIME) ON SEPTEMBER 15, 2006, UNLESS THE OFFER IS EXTENDED OR WITHDRAWN.
       This Letter of Transmittal (the “Letter of Transmittal”) or a manually executed facsimile thereof, properly completed and executed, together with all other required documents, must accompany share certificates and rights certificates, if applicable, representing common shares of NovaGold Resources Inc. (“NovaGold”) deposited under the offer dated August 4, 2006 (the “Offer”) made by Barrick Gold Corporation (“Barrick”) to purchase all of the issued and outstanding common shares of NovaGold, including common shares that may become issued and outstanding after the date of the Offer but before the Expiry Time of the Offer upon the conversion, exchange or exercise of options, warrants or other securities of NovaGold that are convertible into or exchangeable or exercisable for common shares, together with the associated rights (the “SRP Rights”) issued under the shareholder rights plan of NovaGold (collectively, the “Common Shares”), at a price of US$14.50 cash per Common Share, and must be received by CIBC Mellon Trust Company (the “Depositary”) or Mellon Investor Services LLC (the “US Forwarding Agent”) prior to the Expiry Time at one of the offices listed below.
      Holders of Common Shares (the “Shareholders”) can also accept the Offer by following the procedures for book-entry transfer set forth in Section 3 of the Offer, “Manner of Acceptance — Acceptance by Book-Entry Transfer”. A Shareholder accepting the Offer by following the procedures for book-entry transfer does not need to use this Letter of Transmittal unless such Shareholder is following the procedures for book-entry transfer with DTC and does not have an accompanying Agent’s Message.
      Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or the US Forwarding Agent at or prior to the Expiry Time must deposit their Common Shares according to the guaranteed delivery procedure set out in Section 3 of the Offer, “Manner of Acceptance — Procedure for Guaranteed Delivery” by using the accompanying Notice of Guaranteed Delivery. See Instruction 2 herein, “Procedure for Guaranteed Delivery”.

      The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Certain terms used but not defined in this Letter of Transmittal which are defined in the Glossary to the Offer have the respective meanings ascribed thereto in such Glossary. All references to “$”, “US$” and “dollars” in this Letter of Transmittal refer to US dollars, except where otherwise indicated.
      Questions and requests for assistance in completing this Letter of Transmittal may be directed to the Information Agent, the Depositary, the US Forwarding Agent or the Dealer Managers. Their contact details are provided at the end of this document. Shareholders whose Common Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should immediately contact that nominee for assistance if they wish to accept the Offer in order to take the necessary steps to be able to deposit such Common Shares under the Offer.
      Delivery of this Letter of Transmittal to an address other than as set forth below will not constitute a valid delivery to the Depositary or the US Forwarding Agent, as applicable. You must sign this Letter of Transmittal in the appropriate space provided below and if you are a US Shareholder, you must also complete the Substitute Form W-9 set forth below (See Instruction 9, “Substitute Form W-9 for US Shareholders Only”).

Please read carefully the Instructions set forth below before completing this Letter of Transmittal.
TO:        BARRICK GOLD CORPORATION

AND TO:	CIBC MELLON TRUST COMPANY, as Depositary, at its office set out herein or MELLON INVESTOR SERVICES LLC, as US Forwarding Agent, at its office set out herein
      The undersigned delivers to you the enclosed certificate(s) representing Common Shares, including SRP Rights, if applicable, of NovaGold deposited under the Offer. Subject only to the provisions of the Offer regarding withdrawal, the undersigned irrevocably accepts the Offer for such Common Shares upon the terms and conditions contained in the Offer. Unless waived by Barrick, holders of Common Shares are required to deposit one SRP Right for each Common Share in order to effect a valid deposit of such Common Shares or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto. The undersigned understands that by depositing Common Shares to the Offer, the undersigned will be deemed to have deposited the SRP Rights associated with such Common Shares. No additional payment will be made for the SRP Rights and no amount of the consideration to be paid by Barrick will be allocated to the SRP Rights. The following are the details of the enclosed certificate(s):

BOX 1

NOVAGOLD COMMON SHARES
(Please print or type. If space is insufficient, please attach a list to this Letter of Transmittal in the form below.)

Name(s) in which Registered
	(please print and fill in	Number of Common
Certificate Number(s)	exactly as name(s) appear(s)	Shares Represented	Number of Common
(if available)	on certificate(s))	by Certificate*	Shares Deposited*

Total:

SRP RIGHTS**
(To be completed if necessary)

Name(s) in which Registered
	(please print and fill in	Number of SRP
Certificate Number(s)	exactly as name(s) appear(s)	Rights Represented	Number of SRP
(if available)	on certificate(s)	by Certificate	Rights Deposited*

Total:

* Unless otherwise indicated, the total number of Common Shares and SRP Rights evidenced by all certificates delivered will be deemed to have been deposited. See Instruction 7 of this Letter of Transmittal, “Partial Deposits”.

** The following procedures must be followed in order to effect the valid delivery of certificates representing SRP Rights (“Rights Certificates”): (i) if the Separation Time under the Shareholder Rights Plan has not occurred prior to the Expiry Time and Rights Certificates have not been distributed by NovaGold, a deposit of Common Shares by the undersigned will also constitute a deposit of the associated SRP Rights; (ii) if the Separation Time occurs before the Expiry Time and Rights Certificates have been distributed by NovaGold and received by the undersigned prior to the time the undersigned deposits Common Shares under the Offer, in order for the Common Shares to be validly deposited, Rights Certificate(s) representing SRP Rights equal in number to the number of Common Shares deposited must be delivered with the certificate(s) representing the Common Shares to the Depositary or the US Forwarding Agent, as applicable; or (iii) if the Separation Time occurs before the Expiry Time and Rights Certificates are not distributed by the time the undersigned deposits its Common Shares under the Offer, the undersigned may deposit its SRP Rights before receiving Rights Certificate(s) by using the guaranteed delivery procedure described below. See Instruction 2, “Procedure for Guaranteed Delivery”. In any case, a deposit of Common Shares constitutes an agreement by the undersigned to deliver Rights Certificate(s) representing SRP Rights equal in number to the number of Common Shares deposited under the offer to the Depositary or the US Forwarding Agent, as applicable, on or before the third trading day on the TSX after the date, if any, that Rights Certificate(s) are distributed. Barrick reserves the right to require, if the Separation Time occurs before the Expiry Time, that the Depositary or the US Forwarding Agent receive, prior to taking up the Common Shares for payment pursuant to the Offer, Rights Certificate(s) from the undersigned representing SRP Rights equal in number to the Common Shares deposited by the undersigned.

      The undersigned acknowledges receipt of the Offer and the accompanying Circular and acknowledges that there will be a binding agreement between the undersigned and Barrick, effective immediately following the time at which Barrick takes up Common Shares deposited by the undersigned pursuant to this Letter of Transmittal, in accordance with the terms and conditions of the Offer. The undersigned represents and warrants that (i) the undersigned has full power and authority to deposit, sell, assign and transfer the Common Shares covered by this Letter of Transmittal delivered to the Depositary or the US Forwarding Agent, as applicable (the “Deposited Common Shares”) and all rights and benefits arising from such Deposited Common Shares including, without limitation, any and all dividends, distributions, payments, securities, property or other interests which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Common Shares or any of them on and after the date of the Offer, including any dividends, distributions or payments on such dividends, distributions, payments, securities, property or other interests (collectively, “Distributions”), (ii) the undersigned or the person on whose behalf a book-entry is made owns the Deposited Common Shares and any Distributions deposited under the Offer, (iii) the Deposited Common Shares and Distributions have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Common Shares or Distributions, to any other person, (iv) the deposit of the Deposited Common Shares and Distributions complies with applicable Laws, and (v) when the Deposited Common Shares and Distributions are taken up and paid for by Barrick, Barrick will acquire good title thereto, free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others.
      IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Offer and in this Letter of Transmittal, subject only to the withdrawal rights set out in the Offer, the undersigned irrevocably accepts the Offer for and in respect of the Deposited Common Shares and (unless deposit is made pursuant to the procedure for book-entry transfer) delivers to Barrick the enclosed Common Share certificate(s) and Rights Certificate(s), if applicable, representing the Deposited Common Shares and, on and subject to the terms and conditions of the Offer, deposits, sells, assigns and transfers to Barrick all right, title and interest in and to the Deposited Common Shares, and in and to all rights and benefits arising from the Deposited Common Shares, including the SRP Rights, whether or not separated from the Common Shares, and any and all Distributions.
      If, on or after the date of the Offer, NovaGold should divide, combine, reclassify, consolidate, convert or otherwise change any of the Common Shares or its capitalization, or disclose that it has taken or intends to take any such action, then Barrick may, in its sole discretion and without prejudice to its rights under “Conditions of the Offer” in Section 4 of the Offer, make such adjustments as it considers appropriate to the purchase price and other terms of the Offer (including, without limitation, the type of securities offered to be purchased and the amount payable therefor) to reflect such division, combination, reclassification, consolidation, conversion or other change.
      Common Shares acquired under the Offer shall be transferred by the Shareholder and acquired by Barrick free and clear of all liens, restrictions, charges, encumbrances, claims and equities and together with all rights and benefits arising therefrom, including without limitation the right to any and all dividends, distributions, payments, securities, property, rights (including SRP Rights), assets or other interests which may be accrued, declared, paid, issued, distributed, made or transferred on or after the date of the Offer on or in respect of the Common Shares. If, on or after the date of the Offer, NovaGold should declare, set aside or pay any dividend or declare, make or pay any other distribution or payment on or declare, allot, reserve or issue any securities, rights or other interests with respect to any Common Share, which is or are payable or distributable to Shareholders on a record date prior to the date of transfer into the name of Barrick or its nominee or transferee on the securities registers maintained by or on behalf of NovaGold in respect of Common Shares accepted for purchase under the Offer, then (and without prejudice to its rights under “Conditions of the Offer” in Section 4 of the Offer), any such dividend, distribution, payment, securities, property, rights, assets or other interests will be received and held by the depositing Shareholder for the account of Barrick and will be promptly remitted and transferred by the depositing Shareholder to the Depositary for the account of Barrick, accompanied by appropriate documentation of transfer. Pending such remittance, Barrick will be entitled to all rights and privileges as the owner of any such dividend, distribution, payment, securities, property, rights, assets or other interests and may withhold the entire purchase price payable by Barrick under the Offer or deduct from the consideration payable by Barrick under the Offer the amount or value thereof, as determined by Barrick in its sole discretion.
      If the Separation Time does not occur before the Expiry Time, a deposit of Common Shares will also constitute a deposit of the associated SRP Rights. If the Separation Time occurs before the Expiry Time and Rights Certificates are distributed by NovaGold to Shareholders prior to the time that the Shareholder’s Common Shares are deposited under the Offer, in order for the Common Shares to be validly deposited, Rights Certificate(s) representing SRP Rights equal in number to the number of Common Shares deposited must be delivered to the Depositary or the US Forwarding Agent, as applicable.

If the Separation Time occurs before the Expiry Time and Rights Certificates are not distributed by the time that a Shareholder deposits its Common Shares under the Offer, the Shareholder may deposit its SRP Rights before receiving Rights Certificate(s) by using the guaranteed delivery procedure described below. See Instruction 2, “Procedure for Guaranteed Delivery”.
      In any case, a deposit of Common Shares constitutes an agreement by the undersigned to deliver Rights Certificate(s) representing SRP Rights equal in number to the number of Common Shares deposited under the Offer to the Depositary or the US Forwarding Agent, as applicable, on or before the third trading day on the TSX after the date, if any, that Rights Certificate(s) are distributed. Barrick reserves the right to require, if the Separation Time occurs before the Expiry Time, that the Depositary or the US Forwarding Agent receive, prior to taking up the Common Shares for payment pursuant to the Offer, Rights Certificate(s) from a Shareholder representing SRP Rights equal in number to the Common Shares deposited by such holder.
      The undersigned irrevocably constitutes and appoints, effective at and after the time (the “Effective Time”) that Barrick takes up the Deposited Common Shares, each director or officer of Barrick, and any other person designated by Barrick in writing, as the true and lawful agent, attorney, attorney-in-fact and proxy of the holder of the Common Shares covered by this Letter of Transmittal or book-entry transfer (which Common Shares upon being taken up are, together with any Distributions thereon, hereinafter referred to as the “Purchased Securities”), with full power of substitution (such powers of attorney, being coupled with an interest, being irrevocable), in the name of and on behalf of such Shareholder:

(a)	to register or record the transfer and/or cancellation of such Purchased Securities to the extent consisting of securities on the appropriate securities registers maintained by or on behalf of NovaGold;

(b)	for so long as any such Purchased Securities are registered or recorded in the name of such Shareholder, to exercise any and all rights of such Shareholder including, without limitation, the right to vote, to execute and deliver (provided the same is not contrary to applicable Laws), as and when requested by Barrick, any and all instruments of proxy, authorizations or consents in form and on terms satisfactory to Barrick in respect of any or all Purchased Securities, to revoke any such instruments, authorizations or consents given prior to or after the Effective Time, and to designate in any such instruments, authorizations or consents any person or persons as the proxyholder of such Shareholder in respect of such Purchased Securities for all purposes including, without limitation, in connection with any meeting or meetings (whether annual, special or otherwise, or any adjournments thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of NovaGold;

(c)	to execute, endorse and negotiate, for and in the name of and on behalf of such Shareholder any and all cheques or other instruments representing any Distributions payable to or to the order of, or endorsed in favour of such Shareholder; and

(d)	to exercise any other rights of a Shareholder with respect to such Purchased Securities and such Distributions.
      A Shareholder accepting the Offer under the terms of this Letter of Transmittal revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the Shareholder at any time with respect to the Deposited Common Shares or any Distributions. The Shareholder accepting the Offer agrees that no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise will be granted with respect to the Deposited Common Shares or any Distributions by or on behalf of the depositing Shareholder unless the deposited Common Shares are not taken up and paid for under the Offer or are withdrawn in accordance with Section 8 of the Offer, “Withdrawal of Deposited Common Shares”. A Shareholder accepting the Offer also agrees not to vote any of the Purchased Securities at any meeting (whether annual, special or otherwise or any adjournments thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of NovaGold and, except as may otherwise be agreed with Barrick, not to exercise any of the other rights or privileges attached to the Purchased Securities, and agrees to execute and deliver to Barrick any and all instruments of proxy, authorizations or consents in respect of all or any of the Purchased Securities, and agrees to designate or appoint in any such instruments of proxy, authorizations or consents, the person or persons specified by Barrick as the proxy of the holder of the Purchased Securities. Upon such appointment, all prior proxies and other authorizations (including, without limitation, all appointments of any agent, attorney or attorney-in-fact) or consents given by the holder of such Purchased Securities with respect thereto will be revoked and no subsequent proxies or other authorizations or consents may be given by such person with respect thereto.

      The undersigned covenants to execute, upon request of Barrick, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities to Barrick. Each authority herein conferred or agreed to be conferred is, to the extent permitted by applicable Laws, irrevocable and may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by applicable Laws, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of the undersigned.
      The Depositary will act as the agent of persons who have deposited Common Shares in acceptance of the Offer for the purposes of receiving payment from Barrick and transmitting such payment to such persons, and receipt of payment by the Depositary will be deemed to constitute receipt of payment by persons depositing Common Shares.
      All amounts payable under the Offer will be paid in US dollars.
      Settlement with each Shareholder who has deposited (and not withdrawn) Common Shares under the Offer will be made by the Depositary issuing or causing to be issued a cheque payable in US funds in the amount to which the person depositing Common Shares is entitled. Unless otherwise directed in this Letter of Transmittal, the cheque will be issued in the name of the registered holder of the Common Shares so deposited. Unless the person depositing the Common Shares instructs the Depositary to hold the cheque for pick-up by checking the appropriate box (Block D) in this Letter of Transmittal, the cheque will be forwarded by first class mail to such person at the address specified in this Letter of Transmittal. If no such address is specified, the cheque will be sent to the address of the registered holder as shown on the securities registers maintained by or on behalf of NovaGold. Cheques mailed in accordance with this paragraph will be deemed to be delivered at the time of mailing. Pursuant to applicable Laws, Barrick may, in certain circumstances, be required to make withholdings from the amount otherwise payable to a Shareholder. The undersigned further understands and acknowledges that under no circumstances will interest accrue or any amount be paid by Barrick or the Depositary by reason of any delay in making payments for Common Shares to any person on account of Common Shares accepted for payment under the Offer.
      Any deposited Common Shares that are not taken up and paid for by Barrick pursuant to the terms and conditions of the Offer for any reason will be returned, at Barrick’s expense, to the depositing Shareholder promptly after the Expiry Time or withdrawal or termination of the Offer, by either (i) sending certificates representing the Common Shares not purchased by first class insured mail to the address of the depositing Shareholder specified in this Letter of Transmittal or, if such name or address is not so specified, in such name and to such address as shown on the securities registers maintained by or on behalf of NovaGold, or (ii) in the case of Common Shares deposited by book-entry transfer of such Common Shares pursuant to the procedures set out in “Manner of Acceptance — Acceptance by Book-Entry Transfer” in Section 3 of the Offer, such Common Shares will be credited to the depositing holder’s account maintained with CDS or DTC, as applicable.
      Shareholders will not be required to pay any fee or commission if they accept the Offer by depositing their Common Shares directly with the Depositary or the US Forwarding Agent or if they make use of the services of a member of the Soliciting Dealer Group to accept the Offer.
      By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par l’offre et son acceptation par cette lettre d’envoi, de même que tous les documents qui s’y rapportent, soient redigés exclusivement en langue anglaise.

SHAREHOLDER INFORMATION AND INSTRUCTIONS
Before signing this Letter of Transmittal, please review carefully and complete the following boxes, as appropriate.
BLOCK A
REGISTRATION AND PAYMENT
INSTRUCTIONS
      ISSUE CHEQUE IN THE NAME OF:
(please print or type)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

(Telephone — Business Hours)

(Tax Identification, Social Insurance or Social Security Number)
BLOCK B
DELIVERY INSTRUCTIONS
      SEND CHEQUE (unless Block “D” is checked) TO:
☐ Same as address in Block “A” or to:

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

(Telephone — Business Hours)

(Tax Identification, Social Insurance or Social Security Number)

*	The delivery instructions given in this Block B will also be used to return certificate(s) representing Common Shares if required for any reason.
BLOCK C
TAXPAYER IDENTIFICATION NUMBER
US residents/citizens must provide their
Taxpayer Identification Number

(Taxpayer Identification Number)
If you are a US Shareholder or are acting on behalf of a US Shareholder, then in order to avoid backup withholding you must complete the Substitute Form W-9 included below, or otherwise provide certification that you are exempt from backup withholding.
BLOCK D
SPECIAL PICK-UP INSTRUCTIONS

☐	HOLD CHEQUE FOR PICK-UP AT THE OFFICES OF THE DEPOSITARY WHERE THIS LETTER OF TRANSMITTAL IS DEPOSITED (check box)

BLOCK E
DEPOSIT PURSUANT TO NOTICE OF GUARANTEED DELIVERY

☐	CHECK HERE IF COMMON SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TORONTO, ONTARIO OFFICE OF THE DEPOSITARY AND COMPLETE THE FOLLOWING: (please print or type)

Name of Registered Holder
Date of Execution of Guaranteed Delivery
Window Ticket Number (if any):
Name of Institution which Guaranteed Delivery

BLOCK F
INVESTMENT DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER
The undersigned represents that the dealer who solicited and obtained this deposit is:

(Firm)	(Registered Representative)	(Telephone Number) (Fax)

(Address)	(Registered Representative Identification Number)
☐ CHECK HERE IF LIST OF BENEFICIAL OWNERS IS ATTACHED
☐ CHECK HERE IF DISKETTE TO FOLLOW

SHAREHOLDER SIGNATURE
By signing below, the Shareholder expressly agrees to the terms and conditions set forth above.

Signature guaranteed by (if required under Instruction 4):	Dated: --------------------, 2006

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative (see Instructions 3, 4 and 5)

Name of Guarantor (please print or type)	Name of Shareholder or Authorized Representative (please print or type)

Address of Guarantor (please print or type)	Daytime telephone number and facsimile number of Shareholder or Authorized Representative

Tax Identification, Social Insurance or Social Security Number

SUBSTITUTE FORM W-9
TO BE COMPLETED BY US SHAREHOLDERS ONLY

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — Taxpayer Identification Number (“TIN”) — ENTER YOUR TIN IN THE BOX AT RIGHT.
(For most individuals, this is your social security number. If you do not have a TIN, see “Obtaining a Number” in the Guidelines included in this form.) CERTIFY BY SIGNING AND DATING BELOW.

	Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.	Social Security Number(s) (If awaiting TIN, write “Applied For”) OR Employer Identification Number(s) (If awaiting TIN, write “Applied For”)

Payer’s Request for Taxpayer Identification Number and Certification	Part 2 — For payees exempt from backup withholding, please write “exempt” here (see Instructions):

Name Business Name Please Check Appropriate box ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other Address City State Zip Code

Part 3 — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me); and
(2) I am a US person (including a US resident alien).

Signature of US person --------------------------------------------------------------------------------------------------------------- Date ---------------------------------------------------------------------------------------------------------------------, 2006

NOTE:	FAILURE TO FURNISH YOUR CORRECT TIN MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 28% OF THE GROSS AMOUNT OF CONSIDERATION PAID TO YOU PURSUANT TO THE ARRANGEMENT. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” THAT FOLLOW THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART 1 OF SUBSTITUTE FORM W-9.
CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of the gross proceeds of such payment made to me will be withheld.
Signature

 Date _______________________________, 2006

INSTRUCTIONS
1.   Use of Letter of Transmittal

(a)	This Letter of Transmittal, or a manually executed facsimile copy thereof, properly completed and executed, covering the Common Shares deposited under the Offer, in either case with the signature(s) guaranteed if required in Instruction 4 below, together with accompanying certificate(s) representing the Common Shares in respect of which the Offer is being accepted (or, alternatively, Book-Entry Confirmation with respect thereto) and all other documents required by the terms of the Offer and this Letter of Transmittal must be actually physically received by the Depositary or the US Forwarding Agent, as applicable, at any of the offices of the Depositary or US Forwarding Agent specified on the back of this Letter of Transmittal (except in the case of delivery of a Book-Entry Confirmation, which must be received by the Depositary at its office in Toronto, Ontario) at or prior to 6:00 p.m. (Toronto time) on September 15, 2006, the Expiry Time, unless the Offer is extended or withdrawn or unless the procedure for guaranteed delivery set out in Instruction 2 below is used.

(b)	The method used to deliver this Letter of Transmittal, any accompanying certificate(s) representing Common Shares and all other required documents is at the option and risk of the Shareholder depositing these documents. Barrick recommends that these documents be delivered by hand to the Depositary or the US Forwarding Agent, as applicable, and that a receipt be obtained or, if mailed, that registered mail, with return receipt requested, be used and that proper insurance be obtained. It is suggested that any such mailing be made sufficiently in advance of the Expiry Time to permit delivery to the Depositary or the US Forwarding Agent, as applicable, at or prior to the Expiry Time. Delivery will only be effective upon actual physical receipt by the Depositary or the US Forwarding Agent, as applicable.

(c)	Shareholders whose Common Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should immediately contact such nominee for assistance in depositing their Common Shares.
2.   Procedure for Guaranteed Delivery
      If a Shareholder wishes to deposit Common Shares under the Offer and either (a) the certificate(s) representing the Common Shares are not immediately available or (b) the certificate(s) and all other required documents cannot be delivered to the Depositary or the US Forwarding Agent at or prior to the Expiry Time, those Common Shares may nevertheless be deposited under the Offer provided that all of the following conditions are met:

(a)	the deposit is made by or through an Eligible Institution (as defined below);

(b)	a properly completed and executed Notice of Guaranteed Delivery (printed on blue paper) in the form accompanying the Offer, or a manually executed facsimile thereof, including a guarantee to deliver by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery, is received by the Depositary at or prior to the Expiry Time at its Toronto, Ontario office listed on the Notice of Guaranteed Delivery;

(c)	the certificate(s) representing all deposited Common Shares, and, if the Separation Time has occurred before the Expiry Time and Rights Certificates have been distributed to Shareholders before the Expiry Time, the Rights Certificate(s) representing the deposited SRP Rights, together with a Letter of Transmittal (or a manually executed facsimile thereof), properly completed and executed as required by the instructions set out in this Letter of Transmittal (including signature guarantee if required) and all other documents required hereby, are received by the Depositary at its office in Toronto, Ontario listed in this Letter of Transmittal before 5:00 p.m. (Toronto time) on the third trading day on the TSX after the Expiry Date; and

(d)	in the case of SRP Rights where the Separation Time has occurred before the Expiry Time but Rights Certificates have not been distributed to Shareholders before the Expiry Time, the Rights Certificate(s) representing all deposited SRP Rights, together with a Letter of Transmittal (or a manually executed facsimile thereof), properly completed and executed as required by the instructions set out in this Letter of Transmittal (including signature guarantee if required) and all other documents required thereby, are received by the Depositary at its office in Toronto, Ontario listed in the Letter of Transmittal before 5:00 p.m. (Toronto time) on the third trading day on the TSX after Rights Certificates are distributed to Shareholders.
      The Notice of Guaranteed Delivery must be delivered by hand or courier or transmitted by facsimile or mailed to the Depositary at its office in Toronto, Ontario listed on the Notice of Guaranteed Delivery and must include a guarantee by an

Eligible Institution in the form set out in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and the Letter of Transmittal and accompanying certificate(s) representing Common Shares and all other required documents to any office other than the Toronto, Ontario office of the Depositary does not constitute delivery for purposes of satisfying a guaranteed delivery.
      An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers, Inc. or banks and trust companies in the United States.
3.   Signatures
      This Letter of Transmittal must be completed and executed by the Shareholder accepting the Offer described above or by such holder’s duly authorized representative (in accordance with Instruction 5).

(a)	If this Letter of Transmittal is signed by the registered holder(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond exactly with the names(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

(b)	Notwithstanding Instruction 3(a), if this Letter of Transmittal is executed by a person other than the registered holder(s) of the certificate(s) deposited herewith, or if the cash payable is to be delivered to a person other than the registered holder(s), the certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney, in either case, duly and properly completed by the registered holder(s) with the signature on the endorsement panel or share transfer power of attorney guaranteed by an Eligible Institution, as noted in Instruction 4 below.
4.   Guarantee of Signatures
      If this Letter of Transmittal is executed by a person other than the registered holder(s) of the Common Share certificate(s) deposited herewith, or if Deposited Common Shares not purchased are to be returned to a person other than the registered holder or sent to an address other than the address of the registered holder as shown on the securities registers maintained by or on behalf of NovaGold or if the cash payable is to be delivered to a person other than the registered holder(s), such signature(s) must be guaranteed by an Eligible Institution (except that no guarantee is required if the signature is that of an Eligible Institution).
5.   Fiduciaries, Representatives and Authorizations
      Where this Letter of Transmittal is executed by a person on behalf of an executor, administrator, trustee, guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. Any of Barrick, the Depositary or the US Forwarding Agent, at their sole discretion, may require additional evidence of authority or additional documentation.
6.   Delivery Instructions
      If any cheque(s) are to be sent to or, in respect of partial deposits of Common Shares, certificates representing Common Shares are to be returned to, someone at an address other than the address of the Shareholder as it appears in Block A on this Letter of Transmittal, entitled “Registration and Payment Instructions”, then Block B on this Letter of Transmittal, entitled “Delivery Instructions”, should be completed. If Block B is not completed, any cheque(s) will be mailed to the depositing Shareholder at the address of such holder as it appears in Block A or, if no address is provided in Block A, then it will be mailed to the address of such holder as it appears on the securities registers maintained by or on behalf of NovaGold. Any cheque(s) mailed in accordance with the Offer and this Letter of Transmittal will be deemed to be delivered at the time of mailing.

7.   Partial Deposits
      If less than the total number of Common Shares evidenced by any certificate(s) submitted is to be deposited, fill in the number of Common Shares to be deposited in the appropriate space in Box 1 on this Letter of Transmittal. In such case, new certificate(s) for the number of Common Shares not deposited will be sent to the registered holder promptly after the Expiry Time (unless otherwise provided in Block B on this Letter of Transmittal). The total number of Common Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.
8.   Solicitation
      Identify the investment dealer or broker, if any, who solicited acceptance of the Offer by completing Block F on this Letter of Transmittal and present a list of beneficial owners, if applicable.
9.   Substitute Form W-9 for US Shareholders Only
      United States federal income tax law generally requires that a US Shareholder who receives cash in exchange for Common Shares must provide the Depositary with its correct Taxpayer Identification Number (“TIN”), which, in the case of a Shareholder who is an individual, is generally the individual’s social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.
      To prevent backup withholding, each US Shareholder must provide its correct TIN by completing the “Substitute Form W-9” set forth in this document, which requires such holder to certify under penalties of perjury, (1) that the TIN provided is correct (or that such holder is awaiting a TIN) and (2) that the holder is a US person (including a US resident alien).
      Exempt holders (including, among others, all corporations) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part 1 of Substitute Form W-9, write “Exempt” in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.
      If Common Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed W-9 Guidelines for information on which TIN to report.
      If a US Shareholder does not have a TIN, such holder should: (i) consult the enclosed W-9 Guidelines for instructions on applying for a TIN, (ii) write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary or the US Forwarding Agent, and if the Depositary or the US Forwarding Agent is not provided with a TIN within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.
      If the Substitute Form W-9 is not applicable to a US Shareholder because such holder is not a US person for United States federal income tax purposes, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status, signed under penalty of perjury. Such appropriate IRS Form W-8 may be obtained from the Depositary or the US Forwarding Agent.
      A US SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH IN THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFER.
10. Currency of Payment
      All amounts payable under the Offer will be paid in US dollars.
11. Miscellaneous

(a)	If the space in Box 1 of this Letter of Transmittal is insufficient to list all certificates for Common Shares or SRP Rights, if applicable, additional certificate numbers and number of securities may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If deposited Common Shares are registered in different forms (e.g. “John Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits will be acceptable. All depositing Shareholders by execution of this Letter of Transmittal or a manually executed facsimile copy hereof waive any right to receive any notice of the acceptance of Deposited Common Shares for payment, except as required by applicable Laws.

(d)	The Offer and all contracts resulting from acceptance thereof shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario and all courts competent to hear appeals therefrom.

(e)	Barrick will not pay any fees or commissions to any stockbroker, dealer or other person for soliciting tenders of Common Shares under the Offer (other than to members of the Soliciting Dealer Group, the Depositary and the US Forwarding Agent), except as set out in the accompanying Offer and Circular.

(f)	Before completing this Letter of Transmittal, you are urged to read the accompanying Offer and Circular.

(g)	All questions as to the validity, form, eligibility (including, without limitation, timely receipt) and acceptance of any Common Shares deposited under the Offer will be determined by Barrick in its reasonable discretion, subject to a party’s ability to seek judicial review of any determination. Depositing Shareholders agree that such determination will be final and binding, subject to a party’s ability to seek judicial review of any determination. Barrick reserves the absolute right to reject any and all deposits which it determines not to be in proper form or which may be unlawful to accept under the laws of any jurisdiction. Barrick reserves the absolute right to waive any defects or irregularities in the deposit of any Common Shares. There shall be no duty or obligation of Barrick, the Depositary, the US Forwarding Agent, the Information Agent, the Dealer Managers or any other person to give notice of any defects or irregularities in any deposit and no liability shall be incurred or suffered by any of them for failure to give any such notice. Barrick’s interpretation of the terms and conditions of the Offer, the Circular, this Letter of Transmittal, the Notice of Guaranteed Delivery and any other related documents will be final and binding. Barrick reserves the right to permit the Offer to be accepted in a manner other than that set out in the Offer and Circular.

(h)	Additional copies of the Offer and Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained without charge on request from the Information Agent, the Depositary or the US Forwarding Agent at their respective addresses provided on the back page of this Letter of Transmittal.
12. Lost Certificates
      If a share certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded together with a letter describing the loss, to the Depositary at its office in Toronto, Ontario. The Depositary will forward such letter to NovaGold’s registrar and transfer agent so that the transfer agent may provide replacement instructions. If a certificate has been lost, destroyed, mutilated or mislaid, please ensure that you provide your telephone number so that the Depositary or NovaGold’s transfer agent may contact you.
13. Assistance
      THE DEPOSITARY, THE US FORWARDING AGENT, THE DEALER MANAGERS OR THE INFORMATION AGENT (SEE BACK COVER PAGE FOR THEIR RESPECTIVE ADDRESSES AND TELEPHONE NUMBERS) OR YOUR INVESTMENT DEALER, STOCKBROKER, TRUST COMPANY MANAGER, BANK MANAGER, LAWYER OR OTHER PROFESSIONAL ADVISOR WILL BE ABLE TO ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL.
      THIS LETTER OF TRANSMITTAL OR A MANUALLY EXECUTED FACSIMILE HEREOF (TOGETHER WITH CERTIFICATES REPRESENTING COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY EXECUTED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO THE EXPIRY TIME.

FOR US SHAREHOLDERS ONLY
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Guidelines for Determining the Proper Identification Number for the Payee (You)
To Give the Payer — Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Give The Taxpayer
For This Type of Account:		Identification

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined fund, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or a single owner LLC	The owner(3)
6.	A valid trust, estate, or pension trust	The legal entity(4)
7.	Corporate (or electing corporate status on Form 8832)	The corporation
8.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
9.	Partnership or multi-member LLC	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social insurance number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name on the second name line. You may use either your social security number or your employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.
Obtaining a Number
If you do not have a taxpayer identification number, apply for one immediately. To apply for a social security number, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration Office or get this form online at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/business/ and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-829-3676.
Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding for this purpose include:

(i)	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2);

(ii)	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing;

(iii)	An international organization or any agency or instrumentality thereof;

(iv)	A foreign government and any political subdivision, agency or instrumentality thereof;

(v)	A corporation;

(vi)	A financial institution;

(vii)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

(viii)	A real estate investment trust;

(ix)	A common trust fund operated by a bank under Section 584(a);

(x)	An entity registered at all times during the tax year under the Investment Company Act of 1940;

(xi)	A custodian;

(xii)	A futures commission merchant registered with the Commodity Futures Trading Commission;

(xiii)	A foreign central bank of issue; and

(xiv)	A trust exempt from tax under Section 664 or described in Section 4947.
Exempt payees described above must file a Substitute Form W-9 included in this Letter of Transmittal to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE DEPOSITARY, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE DEPOSITARY.
PRIVACY ACT NOTICE — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.
Penalties

(1)	Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

(2)	Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)	Criminal Penalty for Falsifying Information. — Wilfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

The Depositary for the Offer is:
CIBC Mellon Trust Company

By Mail	By Registered Mail, by Hand or by Courier
P.O. Box 1036 Adelaide Street Postal Station Toronto, Ontario M5C 2K4	199 Bay Street Commerce Court West Securities Level Toronto, Ontario M5L 1G9
Telephone: 416-643-5500
Toll Free: 1-800-387-0825
Email: inquiries@cibcmellon.com
The US Forwarding Agent for the Offer is:
Mellon Investor Services LLC

By Mail, Registered Mail, by Hand or by Courier
120 Broadway, 13th Floor New York, New York 10271 Toll Free: 1-800-777-3674
The Dealer Managers for the Offer are:

In Canada	In the United States
CIBC World Markets Inc.	CIBC World Markets Corp.
161 Bay Street, BCE Place P. O. Box 500 Toronto, Ontario M5J 2S8 Telephone: 416-594-7180	300 Madison Avenue New York, New York 10017 Telephone: 212-667-7258
The Information Agent for the Offer is:
Georgeson Shareholder Communications Canada Inc.
100 University Avenue
11th Floor, South Tower
Toronto, Ontario
M5J 2Y1
North American Toll Free Number: 1-866-489-3151
Banks and Brokers Call Collect: 212-440-9800
      Any questions and requests for assistance may be directed by Shareholders to the Depositary, the US Forwarding Agent, the Dealer Managers or the Information Agent at their respective telephone numbers and locations set out above. Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.